                          [CALDWELL & ORKIN(TM) LOGO]

                              INVESTMENT ADVISER
                            C&O Funds Advisor, Inc.
                                   Suite 150
                           6200 The Corners Parkway
                            Norcross, Georgia 30092
                                (800) 237-7073
                      A member of Caldwell & Orkin, Inc.

                             MARKET OPPORTUNITY FUND

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS


DEAR FELLOW SHAREHOLDER:                                       DECEMBER 28, 2001

The Caldwell & Orkin Market Opportunity Fund (the "Fund") rose 4.89% in the 6-month period ended October 31, 2001. For the 12-month period ended October 31, 2001, the Fund gained 8.40%. And, since its commencement of active management on August 24, 1992 through October 31, 2001, the Fund has generated a 16.05% average annual return, an achievement made with little reliance on the upward movement of the stock market, while maintaining a low market risk profile (see pages 6, 7 and 8). Of course, past performance is no guarantee of future results.

Since August 24, 1992 when we began to actively manage the Fund (prior to that it was a passively-managed index fund), the Fund's price movements have experienced on average virtually no correlation (less than 1%) to the price movements of the S&P 500 index (S&P 500), indicating that the Fund's performance is not attributable to that of the index. The Fund's beta (a measure of volatility) is -0.04. An S&P 500 index fund has a 100% correlation to the market and a beta of 1.00. In essence, the Fund has been generating its performance under its own power, and not by tracking the market's movements (statistical computations by Ned Davis Research, Inc.).

The Market Opportunity Fund's investment objective is to provide long-term capital growth with a short-term focus on capital preservation through asset allocation and investment selection. When a stock is purchased, two principal types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons.

The Fund uses active asset allocation - the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to replace the borrowed securities at a lower price), high quality bonds and cash equivalents - to manage exposure to market risk. Short positions are taken with the intent of making money when those stocks we judge to be overvalued fall. A disciplined investment selection process, with a heavy emphasis on fundamental research and technical analysis, is used to manage stock risk.

The Fund's market exposure can range from 100% net long to -60% net short. Historically, the asset allocation has not approached those extremes, and it is unlikely that we would be postured either fully net long or fully net short. The Equity Investment Position chart on page 8 provides a graphical representation of the Fund's historical asset allocation. One of the risks of a long / short (or hedged) investment approach is that the Fund may lag a rising stock market since short positions generally decline in value as the market rises. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

SIX MONTHS IN REVIEW

Armed with mounting evidence that the U.S. economy was slowing, the Federal Reserve (in a surprise action) on January 3 of this year eased its monetary policy and lowered the Fed funds rate by -0.50%. The move sparked what may be the Fed's most aggressive monetary policy stimulus in history, and initiated an aggressive campaign aimed at stimulating the flagging economy. The Fed was not acting alone. Central banks around the world were also engaged in re-liquefaction efforts to combat a global economic slowdown. On November 26 the National Bureau of Economic Research - a nonprofit organization regarded as the de facto arbiter of economic cycle dating - declared that the economy had entered into a recession in March 2001.

Economic reports released in June and July reflected continuing deterioration. Corporate earnings were under assault. The Commerce Department reported that after-tax profits fell -12.6% year-over-year in Q2, while Standard & Poor's said operating earnings per share (EPS) for companies in the S&P 500 were down -38.9% year-over-year. In an analysis of the last six years' earnings (excluding extraordinary items) for some 4,200 companies listed on the NASDAQ Composite index, The Wall Street Journal (August 16, 2001) found that losses for the 12-month period ended July 31, 2001 wiped out the cumulative gains of the prior five years. Sanford C. Bernstein & Co. looked at the S&P 400 operating margins, and found the same phenomena.

Such sobering analyses raise significant doubts about the "productivity miracle"
- the notion that investments in technology will continue to raise worker productivity faster than costs, thereby allowing the economy to grow rapidly without inflation - which Fed Chairman Alan Greenspan has cited as a cornerstone of the New Economy. In retrospect, it appears that part of the productivity miracle was the impact of fast growing unit sales on a high fixed cost base, resulting in falling unit costs and expanding profit margins. Predictably, as unit demand drops (which is what happens in an economic slowdown), the productivity numbers also reverse. Quite simply, it's difficult to be more productive with the same amount of labor when you don't have as much to do.

Falling unit sales hiked labor costs by 5.2% in Q1, and companies - hard-pressed to pass on the rising costs to consumers - found themselves staring at the prospect of lower profit margins (and earnings decimation). In an effort to stave off the decline, businesses took the knife to capital spending outlays and labor costs. Business spending declined -13.6% in Q2, the largest such decline since 1982. And as a harbinger of things to come, the Labor Department reported that 223,000 jobs were lost in April, putting the unemployment rate at 4.5%. Thus, what was formerly a virtuous cycle of productivity had reversed into a vicious cycle. A latter 1990's over-stimulative Fed created excesses that have since led to capital spending cuts and further over-capacity.

The significance of rising unemployment cannot be understated, especially in the debt-saturated economy we find ourselves in. Workers are consumers, and the consumer has been the U.S. economy's mainstay, its pillar of support responsible for shouldering more than two-thirds of Gross Domestic Product (GDP) growth. Rising unemployment rattles consumer confidence, and less-confident consumers don't spend. Consumer spending growth slowed to a 2.1% annual rate in Q2 from a 3.0% rate in Q1, which is still remarkable given existing economic conditions.

These diametrically opposed forces - an aggressive Federal Reserve versus a deteriorating economy - both of which have causal effects on the stock market, set the stage for the last year. The Market Opportunity Fund opened for trading on May 1 with a slight net long bias (6.5%) and a small position in U.S. Treasury Bonds (see pages 7 & 8). Our largest portfolio concentrations on the long side were generally defensive in nature: Tobacco (4.1%), Telecommunication Services (2.8%) and Media - Cable TV (2.4%). On the short side the largest exposures were to Super Regional Banks (-4.2%), Financial Services (-3.0%) and Retail - Super/Mini Markets (-1.7%).

We had transitioned from a net short exposure (the Fund was about -12% net short on April 4) given the Fed's aggressive monetary easing and the resulting surge in money supply (increasing liquidity is generally good for financial assets, at least in the short term), still smarting from the

Fed's January and April rate cuts (the Fed made another surprise move on April
18). Although the Fund was about 10% net long when the Fed eased in January, it lost -7.90% between January 3 and January 19 due to short exposure to credit-sensitive financials (sub-prime lenders and credit card companies) and mobile home manufacturers. The portfolio gained back 5.11% between January 19 and April 17, but fell another -3.75% from April 18 through May 2. We opened April 18 -7.69% net short, and the combination of being net short and short financials didn't help our cause.

This movement to a net long exposure was not a "bullish" move, but rather recognition that even during bleak periods for stocks (and we believe we are in one) markets will stage powerful rallies. During the Great Bear Market from 1929 to 1942, the Dow Jones Industrial Average (DJIA) sustained six rallies ranging from 28% to 127%. Yet, on April 8, 1942, the DJIA was still trading at 92.92, or 76% below its September 3, 1929 high of 381.17. During the more recent Japanese stock market secular rout there have been 9 rallies so far over the past 11 years, with gains ranging from 12% to 51%.

As stated earlier, the Market Opportunity Fund's investment objective is to provide long-term capital growth with a short-term focus on capital preservation. The saw-toothed, up-and-down market of 2001 has put our focus on capital preservation to the test, and we have adjusted the asset mix to have a higher than usual level of cash. May and June were relatively quiet month's for the stock market, with the S&P 500 gaining ground one month (0.59%) only to give it all back and then some the next (-2.40%). The Market Opportunity Fund delivered positive returns both months (0.48% and 1.43%). It was a stock-pickers market: both our top long (3.2%) and top short (-2.0%) industry concentrations were in Retail-Super Markets at the end of June, and the Fund's net long asset allocation peaked at 22.8% on June 29.

We began to pare back on the long/short mix in July, shortly after a June 27 Fed rate cut. Many economists had predicted that the economy would start to bounce back six to nine months after the Fed's first move in January (historically it takes that long for liquidity to flow through to the economy, often after liquidity-induced stock market surges), but there was no evidence of the bounce. Instead, at that time, liquidity (money supply plus commercial paper) was decreasing as the nation was, and still is, awash in debt and huge excesses. This presented a conundrum for the Fed: despite the availability of cheaper money, individuals and companies were reluctant to borrow. Instead - and this was good news for the long term - they were paying off debt and shoring up balance sheets, in effect cleaning up the excesses of headier days. The bad news: excesses still need to be purged. Debt repayment translates into slower economic growth, as funds are spent to pay the piper for past consumption rather than on current consumption, thereby minimizing its usual stimulative impact on the economy. The Fed, in trying to entice spending through lower rates, appeared to be pushing on a string - there was no "give" on the other side.

The market continued to fall, with the S&P 500 giving up -0.98% and -6.29% respectively in July and August. Technology companies were particularly hard-hit. The NASDAQ Composite index fell -6.17% and -10.94% in those two months. The change in the Market Opportunity Fund's asset allocation proved beneficial: the Fund lost -0.42% in July but gained 0.85% in August, closing the month -5.1% net short. Although the defensively postured long side of the Fund's portfolio lost money in August (it was down about -3.0%), the shorts performed well, gaining 5.9% thanks to exposure to the credit-sensitive financial companies.

The world stopped on Tuesday morning, September 11, 2001. It stopped and watched live images of commandeered airplanes flying into the World Trade Center towers, magnificent skyscrapers being reduced to rubble, and the nerve center of American military might sustaining a direct hit. But in those moments, and in the weeks and months that followed, the world also witnessed extraordinary heroism, an outpouring of selfless support and volunteerism, and a swelling of patriotic sentiment swept our nation the likes of which most have never seen. The attack altered many dynamics, both on the political and economic fronts. Prior to September 11, the U.S. unemployment rate had been rising (it jumped to 4.9% in August from 4.5% in July), help-wanted ads were declining (the three month average was down -30% year-over-year in August), consumer confidence had been weakening, housing starts were off and unemployment claims were surging. Through September 10, both the S&P and NASDAQ indices were down for the month, -3.59% and -6.10% respectively. The Market Opportunity Fund, still with a net short bias (-4.01% net short at the close on September 10), was up 1.36%.

The tragic events of September 11 unfortunately made a bad economic situation worse. Despite a -0.50% easing in the Fed funds rate to 3.0% prior to the markets' reopening on Monday, September 17 (and promises by the Fed to supply "unusually large volumes of liquidity to the financial markets, as needed"), easings by every other G7 central bank, a loosening of restrictions on corporate stock buybacks, and emergency funding measures approved in Washington, stock markets around the world retreated significantly, erasing trillions of dollars of investor net worth. The Fund's defensive-in-nature longs held up well after the attack, and the shorts provided downside protection. Between September 17 and September 28 we covered selected shorts and bought stocks, closing the third quarter 2.5% net long and 49.3% in cash. For the month of September, the Fund rose 3.28%. The S&P 500 fell -8.09%, and the NASDAQ dropped -16.98%.

The economic impact of the attack was swift, and consumer spending growth fell to an anemic annual rate of 1.2% in Q3, the poorest showing since Q1 1993's 0.8% increase. The Fed eased again on October 2, bringing the cumulative total of its 2001 reductions to -4.0%, or 62% below the 6.5% rate at the beginning of the year. The flood of liquidity lifted the markets in October with the NASDAQ gaining 12.77%. The S&P 500 was up 1.94%, and the Fund lost -0.77%.

For the six-month period ended October 31, the Fund gained 4.89%. The S&P 500 and NASDAQ racked up losses of -14.65% and -20.13%, respectively. During this difficult period, the Fund's long positions held their own relative to market, declining -10.14%. The shorts added the downside protection we needed, returning a positive performance of 27.16%. The Fund closed the current review period postured 28.9% long, -26.8% short, and 44.3% in cash equivalents, effectively 2.1% net long. Please reference the Schedule of Investments on page 9 detailing the Fund's October 31, 2001 holding and industry data.

OUTLOOK

During the May through October review period, Ed Hyman's ISI Group, Inc. logged 971,608 layoff announcements. November announcements tallied another 131,191 jobs, and the December figure (through December 16) stands at 74,095. Thus, since the end of April, almost 1.2 million jobs have been targeted for elimination. Again, these are announcements, not actual cuts, so they foretell of additional unemployment in the months ahead. The American consumer showed surprising resiliency through this difficult period. The stunning buoyancy of the consumer's wallet was due in some substantial measure to the housing market, and the phenomenon of cash-out mortgage refinancing. In a typical transaction, a borrower qualifies for a new, larger mortgage based on the increased appraised value of the home. The existing, generally smaller mortgage is paid off, and the borrower takes part of the difference in cash. The potent combination of rising home values, lower interest rates and relaxed lending standards for the marginal borrower has led to a boom in refinancing activity - and put more cash in consumers' pockets. It has also increased home ownership demand, contributing to upward pressure on prices, thus maintaining the cycle of rising prices supporting larger refinancings.

Over the past four years, home prices have risen about 20% nationally (when adjusted for inflation), and more than 60% in hot markets like Silicon Valley. Is this bubble-in-the-making due to the free market at work? Not exactly, because the market has been propped up by a plentiful supply of cheap and easy money available by Fannie Mae and Freddie Mac, government-sponsored enterprises
(GSEs) that are shareholder-owned but still enjoy various implicit and explicit subsidies. Both GSEs buy mortgages from lenders and repackage them into tradable securities, and those securities carry the widespread assumption among investors that the good faith and credit of the U.S. government stands behind Fannie and Freddie. Thus, a distortion in free-market pricing of those securities exists because the risk premium itself is distorted.

The large amount of consumer debt outstanding, much of it taken on during the rise of the stock and housing market bubbles, is akin to a time bomb that could rival the bad loans dragging down Japanese banks. Unless we see a positive turn in employment, we may find that a debt bomb explosion could trigger a deflationary spiral by setting off a widespread decline both in housing prices and goods consumption. Deflation, like cholesterol, has its good and bad forms. Good moderate deflation can be caused by productivity gains, which drive down costs for companies and can in turn lead to lower prices for consumers. Productivity grew at an anemic 1.5% annual rate in Q3, the slowest pace in 11 years. That's not the driver here. Bad deflation is caused by collapsing demand, which forces companies to slash prices to try to encourage consumer spending, and is often associated with heavy personal and corporate debt loads. Sound familiar?

Deflation also plays an important role in the Fed's campaign to stimulate the economy. Although the Fed has cut the Fed funds rate -4.75% this year (through December 20) to 1.75%, "the real cost or borrowing for households and companies," Greg Ip points out in a November 12, 2001 Wall Street Journal piece, "is the real interest rate - the rate they pay minus the rate of inflation rate. If inflation falls along with interest rates, all the Fed is doing is running in place." Real (inflation adjusted) interest rates may only have fallen half as much as the Fed's cuts. So like "bad" cholesterol, deflation represents a blockage restricting the flow-through benefit of lower interest rates to the economy. Perhaps the most potent weapon the Fed has in its quiver to jump-start economic growth is the ability to lower the cost of capital. But in a deflationary environment, with the possibility for significant, positive real rates of interest, that weapon loses its bite. Putting the Fed between a rock and a hard place, low interest rates can negatively impact the economy because they reduce returns for savers. Perversely, however, in a deflationary environment saving at near 0% interest makes sense, since as prices fall purchasing power increases.

Despite the best efforts of the Fed, there are still many excesses that need to be purged from the economy, and we believe more difficult times lie ahead for the market. Our outlook is cautiously guarded, and we will remain defensive (yet flexibly so), awaiting a catalyst. We do anticipate that the re-liquefaction efforts of central banks around the world will lead to sporadic, but dramatic stock market rallies, since increased money supply usually flows through the stock market as a conduit to the economy. In fact, the current liquidity surge is looking eerily like the Q4 1999 surge associated with Y2K, which lifted stocks and inflated the technology, Internet and telecom stock bubble. The Fed's money supply intervention, we believe, may be propping up certain ill-fated companies all over again, despite severe accounting issues, overvaluations and systemic risk concerns, merely setting the stage for another fall in what we believe is a secular bear market.

IN CONCLUSION

As the performance table on page 7 illustrates, the past six-month and 12-month periods have been favorable for Caldwell & Orkin Market Opportunity Fund shareholders, especially relative to the market's performance. The Fund's long-term performance record also compares favorably to the S&P 500 over the 3-year, 5-year, and 10-year periods, and since the Fund's August 24, 1992 commencement of active management. That said, we are often out of sync with the market, and while at times that can be frustrating, it's to be expected given our hedged investment approach. We make mistakes, but a cornerstone of our discipline is to correct mistakes quickly, lest they become bigger mistakes.

Every day brings new challenges and opportunities. We manage the Caldwell & Orkin Market Opportunity Fund's portfolio for risk as we perceive it, as well as return. On behalf of my team and myself, we appreciate your investment in the Fund, and we thank you.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                 STATISTICAL RISK PROFILE 8/31/1992 - 10/31/2001

                       TEN WORST S&P 500 WITH INCOME DAYS

Date             C&O MOF          S&P 500           Variance
----             -------          -------           --------
10/27/97          -1.60%            -6.89%            5.29%
08/31/98           0.42             -6.79             7.21
04/14/00           1.81             -5.82             7.63
09/17/01           1.16             -4.92             6.08
03/12/01           0.05             -4.31             4.36
08/27/98          -0.19             -3.83             3.64
01/04/00           0.27             -3.83             4.10
08/04/98           0.10             -3.62             3.72
04/03/01           1.19             -3.43             4.62
12/20/00           1.14             -3.12             4.26

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on eight of the ten days.

                       TEN WORST S&P 500 WITH INCOME WEEKS


Week Ending      C&O MOF           S&P 500          Variance
-----------      -------           -------          --------
09/21/01           1.63%           -11.57%           13.20%
04/14/00           4.51            -10.52            15.03
03/16/01           0.05             -6.69             6.74
10/15/99           2.86             -6.61             9.47
01/28/00           0.27             -5.61             5.88
09/04/98           0.33             -5.15             5.48
08/28/98           0.65             -4.98             5.63
01/09/98          -0.11             -4.83             4.72
07/23/99           0.01             -4.34             4.35
09/24/99          -0.83             -4.32             3.49

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive eight of the ten weeks.


                      TEN WORST S&P 500 WITH INCOME MONTHS


Month                     C&O MOF          S&P 500           Variance
-----                     -------          -------           --------
August 1998                 3.12%          -14.46%            17.58%
February 2001               4.78            -9.13             13.91
September 2001              3.29            -8.06             11.35
November 2000               6.92            -7.91             14.83
March 2001                  0.40            -6.31              6.71
August 2001                 0.86            -6.30              7.16
August 1997                 4.00            -5.61              9.61
September 2000              2.45            -5.26              7.71
January 2000                0.11            -5.00              5.11
July 1996                  -1.20            -4.40              3.20

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive nine of the ten months.



                                                    C&O MOF            S&P 500
                                                    -------            -------
                  Correlation Coefficient             0.67%             100.0%
                  Beta                               -0.04               1.00
                  Semi-Variance                       0.19               0.46
                  Sharpe Ratio                        1.20               0.60

        PERFORMANCE DURING THE LAST THREE MARKET DOWNTURNS OF 10% OR MORE

                                                 C&O MOF           S&P 500
                                                 -------           -------
May 21, 2001 through September 21, 2001            4.86%            -26.12%
September 1, 2000 through April 4, 2001           17.21%            -26.99%
March 24, 2000 through April 14, 2000              5.91%            -11.13%



     Short selling began May 2, 1994. Past performance is no guarantee of future results.

                    Computations by Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
          TOTAL RETURN PERFORMANCE SUMMARY THROUGH OCTOBER 31, 2001(1)

                                   C&O MARKET                   S&P 500
         FISCAL                   OPPORTUNITY                 WITH INCOME
        YEAR ENDED                    FUND                      INDEX(2)
        ----------                    ----                      -------
           1991                       1.25%                       0.57%
           1992(3)                   11.96%                      14.07%
           1993(*)                   15.09%                       9.23%
           1993(**)                  21.09%                       9.28%
           1994                      16.48%                       5.30%
           1995                      -2.28%                      17.40%
           1996                      31.80%                      30.18%
           1997                      23.24%                      25.11%
           1998                      25.77%                      41.02%
           1999                      19.43%                      21.80%
           2000                      -0.02%                      10.09%
           2001                      11.43%                     -12.97%
      Six months ended 10/31/2001     4.89%                     -14.65%
      Since 8/24/92(4)              292.98%                     209.04%

                            AVERAGE ANNUAL RETURN

                 One Year             8.40%                     -24.95%
              Three Years             7.00%                       0.00%
               Five Years            14.32%                      10.01%
                Ten Years            14.96%                      12.73%
            Since 8/24/92(4)         16.05%                      13.06%

                              NET ASSET ALLOCATION
   April 30, 2001                                              October 31, 2001
    [PIE CHART]                                                  [PIE CHART]


Common Stock Sold Short represents the market value, excluding margin requirements.

-------------------------------
(1) Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than your original investment.

(2) The S&P 500 with Income index ("S&P 500") is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund's future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund's performance to fluctutate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

(3) Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.

(4) Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

(*)      For the full fiscal year ending April 30, 1993.

(**) From August 24, 1992 through April 30, 1993 - the portion of the year using the Caldwell & Orkin's active style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

    CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS S&P 500 WITH INCOME INDEX
           Since Commencement of Active Style of Investment Management
                  Results of a Hypothetical $10,000 Investment
                    August 24, 1992 through October 31, 2001


                                    [CHART]


         Past performance is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                    [CHART]




                   Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS                                                                                          MARKET
OCTOBER 31, 2001 (UNAUDITED)                                                            SHARES                    VALUE
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCK (LONG POSITIONS)                                         28.88%
                                                                      ======

      BANKS - MONEY CENTER                                             1.00%
                  Bank of America Corp.                                                  44,800                 $2,642,752

      COMPUTER SOFTWARE - ENTERPRISE                                   0.25%
                  Micromuse Inc. *                                                       70,800                    654,900

      COSMETICS / PERSONAL CARE                                        2.73%
                  International Flavors & Fragrances                                    252,800                  7,207,328

      DIVERSIFIED OPERATIONS                                           0.50%
                  Harsco Corp.                                                           41,700                  1,332,315

      ELEC. - SEMICONDUCTOR MANUFACTURING                              0.68%
                  Integrated Circuit Sys *                                               57,000                    969,570
                  LSI Logic Corp. *                                                      48,600                    823,770

      FINANCE - INVESTMENT MANAGEMENT                                  1.87%
                  Berkshire Hathaway Inc. - B *                                           2,100                  4,943,400

      FINANCIAL SERVICES - MISC.                                       0.30%
                  John Hancock Financial                                                 23,000                    783,840

      FOOD - FLOUR & GRAIN                                             0.49%
                  Archer Daniels Midland Co.                                             92,200                  1,284,346

      FUNERAL SERVICES & RELATED                                       0.58%
                  Service Corporation International *                                   239,600                  1,526,252

      INSURANCE - BROKERS                                              0.69%
                  Aon Corp.                                                              47,900                  1,822,116

      INSURANCE - LIFE                                                 2.52%
                  Lincoln National Corp.                                                157,000                  6,648,950

      INSURANCE - PROPERTY / CASUALTY / TITLE                          1.65%
                  American International Group Inc.                                      26,100                  2,051,460
                  Everest Re Group Ltd.                                                  10,800                    721,980
                  XL Capital Ltd. - Class A                                              18,300                  1,589,538

      MEDICAL - ETHICAL DRUGS                                          1.07%
                  Pfizer, Inc.                                                           67,400                  2,824,060

      METAL ORES - GOLD / SILVER                                       1.30%
                  Barrick Gold Corp.                                                     99,200                  1,546,528
                  Newmont Mining Corp.                                                   81,300                  1,886,160

      OIL & GAS - INTERNATIONAL INTEGRATED                             0.75%
                  ChevronTexaco Corp.                                                    22,330                  1,977,322

      OIL & GAS - REFINING / MARKETING                                 1.23%
                  Valero Energy Corp.                                                    86,400                 $3,248,640

    The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS                                                                                           MARKET
OCTOBER 31, 2001 (UNAUDITED)                                                            SHARES                    VALUE
---------------------------------------------------------------------------------------------------------------------------

      POLLUTION CONTROL - SERVICES                                     3.08%
                  Casella Waste Systems, Class A *                                       90,800               $  1,061,452
                  Waste Management Inc.                                                 288,900                  7,078,050

      RETAIL - APPAREL / SHOE                                          0.57%
                  American Eagle *                                                       28,500                    780,900
                  Ross Stores Inc.                                                       22,900                    716,770

      RETAIL - DEPARTMENT STORES                                       0.66%
                  Penney J.C. Co. Inc.                                                   80,400                  1,746,288

      RETAIL - MAJOR DISCOUNT CHAINS                                   2.06%
                  BJ's Wholesale Club Inc. *                                             51,700                  2,624,809
                  Target Corp.                                                           48,700                  1,517,005
                  Wal-Mart Stores, Inc.                                                  25,500                  1,310,700

      RETAIL - RESTAURANTS                                             0.53%
                  Darden Restaurants Inc.                                                44,100                  1,412,082

      RETAIL - SUPER / MINI MARKETS                                    3.79%
                  Pathmark Stores Inc. *                                                326,600                  7,701,228
                  Whole Foods Market Inc. *                                              67,400                  2,342,150

      TELECOMMUNICATIONS - SERVICES                                    0.58%
                  Worldcom Inc. - Worldcom Group *                                      114,400                  1,538,680

                                                                     ------                                   ------------
      TOTAL COMMON STOCKS HELD LONG                                   28.88%                                  $ 76,315,341
                                                                     ------                                   ------------
                (Cost $73,012,620)

      TOTAL INVESTMENT IN SECURITIES
                (Cost $73,012,620)                                    28.88%                                    76,315,341
      OTHER ASSETS LESS LIABILITIES                                   71.12%                                   187,970,155
                                                                     ------                                   ------------

      TOTAL NET ASSETS                                               100.00%                                  $264,285,496
                                                                     ======                                   ============

* Non-income producing security

At October 31, 2001, the cost of securities for federal tax purposes was $76,852,402.

Unrealized appreciation and depreciation of securities were as follows:
      Gross unrealized appreciation                                                                           $  1,295,427
      Gross unrealized depreciation                                                                             (1,832,488)
                                                                                                              ------------
      Net unrealized appreciation                                                                             $   (537,061)
                                                                                                              ============

COMMON STOCK (SHORT POSITIONS)                                      (26.76)%
                                                                    ========

      BANKS - MONEY CENTER                                           (1.03)%
                  Bank of New York Co. Inc.                                            (80,200)              $ ( 2,727,602)

      BANKS - SOUTHEAST                                              (0.59)%
                  Hibernia Corporation                                                (102,300)                 (1,554,960)

    The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS                                                                                          MARKET
OCTOBER 31, 2001 (UNAUDITED)                                                             SHARES                   VALUE
---------------------------------------------------------------------------------------------------------------------------
      BANKS - SUPER REGIONAL                                         (4.88)%
                  Amsouth Bancorp.                                                     (91,800)               $(1,587,222)
                  Bank One Corp.                                                       (83,700)                (2,778,003)
                  BB&T Corporation                                                     (58,800)                (1,887,480)
                  Comerica, Inc.                                                       (24,500)                (1,129,205)
                  Fleetboston Financial Corp.                                          (32,000)                (1,051,520)
                  State Street Corp.                                                   (49,100)                (2,236,014)
                  Unionbancal Corporation                                              (66,400)                (2,217,096)

      BANKS - WEST / SOUTHWEST                                       (1.07)%
                  City National Corp.                                                  (35,300)                (1,447,300)
                  Silicon Valley Bancshares                                            (59,200)                (1,387,648)

      BUILDING - RESIDENTIAL / COMMERCIAL                            (0.63)%
                  Toll Brothers Inc.                                                   (53,400)                (1,663,944)

      COMMERCIAL SERVICES - MISC.                                    (0.47)%
                  Paychex                                                              (38,600)                (1,237,516)

      COMMERCIAL SERVICES - STAFFING                                 (0.49)%
                  TMP Worldwide Inc.                                                   (43,300)                (1,292,505)

      COMMERCIAL SERVICES - SCHOOLS                                  (0.68)%
                  Apollo Group Inc.                                                    (16,800)                  (682,920)
                  Career Education Corp.                                               (42,700)                (1,113,189)

      COMPUTER SOFTWARE - MED                                        (0.37)%
                  Eclipsys Corp.                                                       (78,800)                  (984,212)

      COMPUTER - SERVICES                                            (1.11)%
                  Automatic Data Processing                                            (32,300)                (1,668,618)
                  Sungard Data Systems                                                 (50,200)                (1,265,040)

      ELEC. - SEMICONDUCTOR MANUFACTURING                            (1.15)%
                  Integrated Device Tech.                                              (33,000)                  (919,050)
                  Linear Technology Corp.                                              (24,900)                  (966,120)
                  Semtech Corporation                                                   (9,600)                  (362,400)
                  Xilinx Inc.                                                          (25,900)                  (787,878)

      ELECTRICAL - EQUIPMENT                                         (0.29)%
                  General Electric Co.                                                 (20,700)                  (753,687)

      FINANCE - CONSUMER / COMMERCIAL LOANS                          (1.24)%
                  Americredit Corp.                                                    (47,100)                  (730,050)
                  Household International                                              (48,900)                (2,557,470)

      FINANCE - INVESTMENT BROKERS                                   (0.54)%
                  Morgan Stanley Dean Witter                                           (29,000)                (1,418,680)

      FINANCE - MORTGAGE & RELATED SERVICES                          (0.75)%
                  Countrywide Credit Ind.                                              (49,900)               $(1,992,507)

    The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS                                                                                        MARKET
OCTOBER 31, 2001 (UNAUDITED)                                                            SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------

      FINANCE - SAVINGS & LOAN                                       (0.56)%
                  Greenpoint Financial Corp.                                           (46,300)              $ (1,483,915)

      FINANCIAL SERVICES - MISC.                                     (3.37)%
                  American Express Co.                                                 (91,300)                (2,686,959)
                  Capital One Financial                                                (31,100)                (1,284,741)
                  MBNA Corporation                                                    (169,200)                (4,671,612)
                  Providian Financial Corp.                                            (69,800)                  (271,522)

      INTERNET - SOFTWARE                                            (0.25)%
                  BEA Systems, Inc.                                                    (54,200)                  (657,988)

      LEISURE - PHOTO EQUIP / RELATED                                (1.02)%
                  Eastman Kodak Company                                               (105,100)                (2,687,407)

      LEISURE - PRODUCTS                                             (0.57)%
                  Callaway Golf Company                                               (104,800)                (1,497,592)

      MEDICAL - BIOMED / GENETICS                                    (0.41)%
                  Icos Corporation                                                     (12,100)                  (698,775)
                  Scios Inc.                                                           (16,700)                  (385,770)

      MEDICAL - HEALTH MAINTENANCE ORGANIZATIONS                     (1.36)%
                  Oxford Health Plans                                                  (55,500)                (1,307,580)
                  Pacificare Health Systems                                            (44,200)                  (731,952)
                  Unitedhealth Group Inc.                                              (23,500)                (1,545,125)

      OIL & GAS - PROD / PIPELINE                                    (0.19)%
                  Enron Corp.                                                          (36,400)                  (505,960)

      RETAIL - APPAREL / SHOE                                        (0.50)%
                  Pacific Sunwear of California                                        (96,700)                (1,329,625)

      RETAIL - RESTAURANTS                                           (0.26)%
                  Starbucks Corporation                                                (39,900)                  (683,088)

      RETAIL - SUPER / MINI MARKETS                                  (1.33)%
                  Albertson's Inc.                                                     (79,100)                (2,524,081)
                  Winn-Dixie Stores Inc.                                               (89,400)                  (988,764)

      RETAIL / WHOLESALE - JEWELRY                                   (0.60)%
                  Tiffany & Co.                                                        (67,400)                (1,576,486)

      TELECOMMUNICATIONS - EQUIP.                                    (1.05)%
                  Comverse Technology, Inc.                                            (72,400)                (1,361,844)
                  Nokia Corp. - ADR                                                    (70,500)                (1,445,955)

                                                                    ------                                   ------------
      TOTAL SECURITIES SOLD SHORT                                   (26.76)%                                 $(70,726,577)
                  (Proceeds $80,049,838)                            ------                                   ------------


    The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------------------
  ASSETS
     Investments, at value (book $73,012,620)                                  $ 76,315,341
     Segregated cash with brokers and other financial institutions              154,855,563
     Deposits with broker for securities sold short                              91,054,571
     Receivables:
         Investment securities sold                                              20,790,760
         Capital Shares Sold                                                        163,002
         Interest and Dividends                                                     769,679
     Other                                                                           15,950
                                                                               ------------

             TOTAL ASSETS                                                       343,964,866
                                                                               ============


  LIABILITIES
     Securities sold short, not yet purchased (proceeds $80,049,838)             70,726,577
     Payables
         Investment Securities Purchased                                          8,616,068
         Capital shares redeemed                                                     84,288
         Investment Advisory Fee                                                    181,668
     Accrued Expenses and other                                                      70,769
                                                                               ------------

             TOTAL LIABILITIES                                                   79,679,370
                                                                               ------------

                 TOTAL NET ASSETS                                              $264,285,496
                                                                               ============

  NET ASSETS CONSIST OF:
     Undistributed net investment income                                       $ 13,137,174
     Accumulated net realized gain on investments                                16,300,429
     Net unrealized appreciation of investments                                  12,625,982
     Paid-in capital applicable to 12,076,550.041 shares outstanding;
         par value $0.10 per share; 30,000,000 shares authorized                222,221,911
                                                                               ------------
                                                                               $264,285,496
                                                                               ============


NET ASSET VALUE AND OFFERING / REDEMPTION PRICE PER SHARE                      $      21.88

    The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)
----------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                 $ 3,808,427
  Dividends                                                    363,090
                                                           -----------

       TOTAL INVESTMENT INCOME                               4,171,517
                                                           -----------

EXPENSES
  Investment advisory fees                                     892,958
  Dividend expense on securities sold short                    335,679
  Transfer agent fees                                           24,041
  Professional Fees                                             81,931
  Directors' fees and expenses                                  42,358
  Registration and filing fees                                  36,603
  Custodian fees                                                17,119
  Other fees                                                     3,086
                                                           -----------

  TOTAL EXPENSES                                             1,433,775
                                                           -----------

          NET INVESTMENT INCOME                              2,737,742
                                                           -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                           5,652,358
  Change in unrealized appreciation                          3,763,408
                                                           -----------

  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS            9,415,766
                                                           -----------

             NET INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                     $12,153,508
                                                           ===========


    The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                     SIX MONTHS ENDED
                                                                     OCTOBER 31, 2001          YEAR ENDED
                                                                        (UNAUDITED)           APRIL 31, 2001
                                                                     -----------------       ---------------
INCREASE (DECREASE) IN NET ASSETS:

   OPERATIONS
        Net investment income                                          $   2,737,742           $  10,823,623
        Net realized gain from investments                                 5,652,358              37,434,137
        Net change in unrealized appreciation on investments               3,763,408             (23,550,545)
                                                                       -------------           -------------

             Net increase in net assets
             resulting from operations                                    12,153,508              24,707,215
                                                                       -------------           -------------

   DISTRIBUTIONS TO SHAREHOLDERS
        Net investment income                                                     --             (11,030,000)
        Net realized gains on investments                                         --                      --
                                                                       -------------           -------------

             Net distributions to shareholders                                    --             (11,030,000)
                                                                       -------------           -------------

   CAPITAL SHARE TRANSACTIONS
        Net proceeds from sales of shares                                 18,584,353              56,432,774
        Distributions reinvested in shares                                        --              10,196,415
        Cost of shares redeemed                                          (13,018,770)            (48,928,932)
                                                                       -------------           -------------

             Net increase in net assets resulting
             from capital share transactions                               5,565,583              17,700,257
                                                                       -------------           -------------

                       TOTAL INCREASE IN NET ASSETS                       17,719,092              31,377,472

   NET ASSETS
        Beginning of period                                              246,566,405             215,188,933
                                                                       -------------           -------------

        End of period (including undistributed net investment
        income of $13,137,174 and $10,399,432, respectively)           $ 264,285,496           $ 246,566,405
                                                                       =============           =============

    The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                                   SIX MONTHS ENDED                  YEARS ENDED APRIL 30,
                                                   OCTOBER 31, 2001  ---------------------------------------------------
                                                      (UNAUDITED)     2001       2000        1999       1998        1997
                                                   ----------------  -------    -------    -------    -------    -------

SELECTED PER SHARE DATA
    Net asset value, beginning of year                  20.86          19.57      21.12      18.68      15.77      14.49

    Income (loss) from investment operations
       Net investment income                             0.21           0.89       1.06       0.53       0.25       0.22
       Net realized and unrealized gain
          (loss) on investments                          0.81           1.38      (1.17)      3.08       3.75       2.95
                                                        -----        -------    -------    -------    -------    -------

          Total from investment operations               1.02           2.27      (0.11)      3.61       4.00       3.17
                                                        -----        -------    -------    -------    -------    -------

    Less distributions
       From net investment income                          --          (0.98)     (0.06)     (0.42)     (0.21)     (0.24)
       From net realized gain on investments               --             --      (1.38)     (0.75)     (0.88)     (1.65)
                                                        -----        -------    -------    -------    -------    -------

          Total distributions                              --          (0.98)     (1.44)     (1.17)     (1.09)     (1.89)
                                                        -----        -------    -------    -------    -------    -------

    Net asset value, end of period                      21.88          20.86      19.57      21.12      18.68      15.77
                                                        =====        =======    =======    =======    =======    =======


TOTAL RETURN                                             4.89%         11.43%     (0.02)%    19.43%     25.77%     23.24%


RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of year (in 000's)                264,285        246,566    215,189    397,036    157,823     60,632

RATIOS TO AVERAGE NET ASSETS
    Expenses before dividends on
       securities sold short                             0.44%*         1.02%      0.92%      0.89%      1.17%      1.26%
    Expenses from dividends sold short                   0.13%*        34.00%      0.48%      0.49%      0.05%      0.08%
                                                        -----        -------    -------    -------    -------    -------

    Total expenses                                       0.57%*        35.02%      1.40%      1.38%      1.22%      1.34%

    Net investment income                                1.08%*         4.52%      3.53%      3.21%      2.54%      2.01%

    Portfolio turnover                                    269%           580%       392%       378%       200%       229%


       *Annualized


    The accompanying notes are an integral part of the financial statements.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

The Caldwell & Orkin Market Opportunity Fund (the "FUND") is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         SECURITIES VALUATION

         Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

         SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME

         Securities transactions are accounted for on the trade date plus one day. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

         CASH

         The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

         INCOME TAXES

         As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         CAPITAL ACCOUNTS

         The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.


         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001



2.       AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR

         The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the "Advisor") pursuant to the which the Advisor provides space, facilities, equipment and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund's portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

         ADVISORY FEE               AVERAGE DAILY NET ASSETS
         ------------               ------------------------
              .90%                  Up to $100 million
              .80%                  In excess of $100 million but not greater than $200 million
              .70%                  In excess of $200 million but not greater than $300 million
              .60%                  In excess of $300 million but not greater than $500 million
              .50%                  In excess of $500 million

         The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund's annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average daily net assets.

         The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the "Distributor") pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the shares of the Fund. The Distributor does not charge the Fund for these services.

         C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. and Integrated Fund Services, Inc. (the Fund's transfer, redemption and dividend disbursing agent) are affiliates by reason of common ownership.

3.       INVESTMENT PORTFOLIO TRANSACTIONS

         INVESTMENT PURCHASES AND SALES

         For the six months ended October 31, 2001, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $197,691,019 and $195,518,169, respectively.

         SHORT SALES AND SEGREGATED CASH

         Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

         The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001


         All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

         The Fund may also sell short "against the box", i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it should short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

         The Fund limits the value of its short positions (excluding short sales "against the box") to 60% of the Fund's total net assets. At October 31, 2001, the Fund had 26.76% of its total net assets in short positions.

         For the six months ended October 31, 2001, the cost of investments purchased to cover short sales and proceeds from investments sold short were $220,769,605 and $250,317,344, respectively.


4.       CAPITAL SHARE TRANSACTIONS

         Capital share transactions were as follows:

                                          Six months ended         Year ended
                                          October 31, 2001        April 30, 2001
                                          ----------------        --------------
Shares sold                                    870,470              2,682,995
Shares issued in connections with
 reinvestment of distributions                      --                473,591
Shares reacquired                             (612,521)            (2,332,624)
                                              --------             ----------
Net increase in shares outstanding             257,949                823,962
                                              ========             ==========

5.       RELATED PARTY TRANSACTIONS

         As of October 31, 2001, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of .15% and 1.61%, respectively.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND


         BOARD OF DIRECTORS                                          TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT
         Michael B. Orkin, Chairman & President                      Integrated Fund Services, Inc.
         Frederick T. Blumer                                         221 East Fourth Street
         David L. Eager                                              Suite 300
         Randall P. Martin                                           Cincinnati, OH  45202
         Henry H. Porter, Jr.


         INVESTMENT ADVISER                                          INDEPENDENT ACCOUNTANTS
         C&O Funds Advisor, Inc.                                     Tait, Weller & Baker
         Suite 150                                                   Eight Penn Center Plaza
         6200 The Corners Parkway                                    Suite 800
         Norcross, GA  30092                                         Philadelphia, PA  19103-2108


         DISTRIBUTOR                                                 LEGAL COUNSEL
         IFS Fund Distributors, Inc.                                 Kilpatrick Stockton LLP
         221 East Fourth Street                                      1100 Peachtree Street
         Suite 300                                                   Suite 2800
         Cincinnati, OH  45202                                       Atlanta, GA  30309-4530


         CUSTODIAN
         Bank One Trust Company, N.A.
         100 East Broad Street
         9th Floor
         Columbus, OH  43271-0192
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         The Caldwell & Orkin Market Opportunity Fund's portfolio may or may not have positions in any of the companies referenced in this Semi-Annual Report to
Shareholders as of any date after October 31, 2001.

         These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                FUND INFORMATION

         The Fund is generally closed to new investors. For information please call (678) 533-7850 or (800) 237-7073. For information about a specific Caldwell
& Orkin Market Opportunity Fund account, please call Shareholder Services at
(800) 467-7903.

                                  FUND LISTINGS

         The Fund is listed in The Wall Street Journal, Investor's Business
Daily, The New York Times and many local newspapers as C&OMKTOPP or CALDORKMO.
The Fund's Quotation symbol is COAGX. The Fund's CUSIP number is 128819307.


                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                       SUITE 150, 6200 THE CORNERS PARKWAY
                               NORCROSS, GA 30092
                             E-MAIL: COFUNDS@AOL.COM